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PROXY                                                                 PROXY


                            SUIZA FOODS CORPORATION
               BOARD OF DIRECTORS PROXY FOR THE SPECIAL MEETING
                OF STOCKHOLDERS AT _____ A.M. ___________ 1997
                   ________________________________________
                    _________________, DALLAS, TEXAS  75201


   The undersigned stockholder of Suiza Foods Corporation (the "Company") hereby appoints Gregg L. Engles and Tracy L. Noll or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Special Meeting and at any adjournment(s) thereof:


                       PLEASE SIGN, DATE AND MAIL TODAY
                 (Continued and to be signed on reverse side)

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
                                              COMPANY NAME HERE
                     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY  /X/



1. Issuance of common stock to Morningstar        For    Against   Abstain    3.  In their discretion, the proxies are authorized
   stockholders and assumption of Morningstar     / /      / /       / /          to vote upon such other business or matters as
   option plans and options.                                                      may properly come before the meeting or any
                                                                                  adjournment thereof.

2. Approval of increase in authorized shares      For    Against   Abstain        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
   of common stock reserved for issuance under    / /      / /       / /      DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE
   the Suiza Foods Corporation 1997 Stock                                     SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE
   Option and Restricted Stock Plan from                                      IS NOT INDICATED WITH RESPECT TO ITEMS (1) AND (2)
   1,150,000 shares to ____________ shares.                                   THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES
                                                                              WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER
                                                                              REFERRED TO IN ITEM (3).  THIS PROXY IS REVOCABLE AT
                                                                              ANY TIME BEFORE IT IS EXERCISED.

                                                                                  Receipt herewith of the Joint Proxy Statement/
                                                                              Prospectus, dated ________, 1997, is hereby
                                                                              acknowledged.


                                                                              Dated ________________________________________, 1997

                                                                              ____________________________________________________

                                                                              ____________________________________________________
                                                                                        (Signature(s) of Stockholder(s))
                                                                              (Joint owners must EACH sign. Please sign EXACTLY as
                                                                              your name(s) appear(s) on this card. When signing as
                                                                              attorney, trustee, executor, administrator, guardian
                                                                              or corporate officer, please give your FULL title.)
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